Exhibit 10.24

CORPORATE

Bank of Scotland Corporate Banking PO Box 39900 155 Bishopsgate London EC2M 3YB

Vanguard Rental (Holdings) Limited

(Company number 915008)

James House

55 Welford Road

Leicester

LE2 7AR

(the “Principal Borrower”)

and the Subsidiaries of the
Principal Borrower listed in the
Schedule hereto

December 2004

Dear Sirs

AMENDMENT TO FACILITY LETTER DATED 3 DECEMBER 2004

We refer to the facility letter dated 3 December 2004 entered into between The Governor and Company of the Bank of Scotland, the Principal Borrower and the Subsidiaries of the Principal Borrower listed in the schedule hereto pursuant to which we have agreed to make available to the Borrowers a revolving credit and overdraft facility of up to a maximum aggregate principal amount of £30,000,000 on the terms and subject to the conditions contained therein (the “Facility Letter”).

References in this letter to the “Facility Letter” shall, unless the context otherwise requires, mean the Facility Letter as unamended by this letter.

Words and expressions defined in the Facility Letter shall have the same meanings when used in this letter.

We hereby agree that the definition of “Test Period” set out in Schedule 4 of the Facility Letter shall be deleted and replaced with the following:

““Test Period” means a period of 12 months ending on a Quarterly Test Date.”

Save as amended by this letter, the provisions of the Facility Letter shall continue in full force and effect. The Facility Letter and this letter shall be read and construed as one instrument so that all references in the Facility Letter to “this letter”, “hereunder”, “herein” and similar expressions shall be references to the Facility Letter as amended by this letter.

Part of the HBOS Group.
The Governor and Company of the Bank of Scotland, constituted by an Act of Parliament 1695. Head Office: The Mound Edinburgh EH1 1YZ Authorised and regulated by the Financial Services Authority.

www.bankofscotland.co.uk/corporate

This letter is supplemental to the Facility letter and is a BoS Document.

This letter may be signed in any number of counterparts and this shall have the same effect as if the signatures on the counterparts were on a single copy of this letter.

This letter will be governed by and construed in accordance with English law.

Yours faithfully

/s/ [Illegible]
for and on behalf of
THE GOVERNOR AND COMPANY
OF THE BANK OF SCOTLAND

Agreed and accepted on behalf of Vanguard Rental (Holdings) Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Vanguard Rental (Group) Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Vanguard Rental Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Provincial Assessors Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Vanguard Rental (Properties) Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Vanguard Rental (Franchising) Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Vanguard Rental (UK) Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

Agreed and accepted on behalf of Provincial Securities Limited

By	/s/ [Illegible]	Director

/s/ [Illegible]	Director/Secretary

Date:

IMPORTANT NOTICE:  As with any legally binding agreement, we recommend that you consult your solicitor or other independent legal adviser before accepting this letter.